                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) June 11, 1999
                                                         --------------

                          GRAND CENTRAL FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      0-25945                   34-1877137
      --------                      -------                   ----------
(State or other Jurisdiction of   (Commission               (IRS Employer
incorporation or organization)    File Number)              Identification No.)

                     601 Main Street, Wellsville, Ohio 43968
                     ---------------------------------------
                    (Address of principal executive offices)

                                 (330) 532-1517
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.
         ------------

      On June 11, 1999, Grand Central Financial Corp. (the "Company"), issued a press release which reported the declaration of its first cash dividend payable July 9, 1999 to stockholders of record at the close of business on June 24, 1999.

      A press release announcing the Company's declaration of a cash dividend is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99 Press Release dated June 11, 1999.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 17, 1999                   By:/s/ William R. Williams
                                           -------------------------------------
                                           William R. Williams
                                           President and Chief Executive Officer






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